As filed with the Securities and Exchange Commission on July 15, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2020

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany,New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Election of Director.

On July 15, 2020, the board of directors of B&G Foods elected Debra Martin Chase to our board of directors. The appointment, which is effective immediately, increases the size of our board to ten members. The board has determined that Ms. Chase is independent under the listing standards of the New York Stock Exchange and our corporate governance guidelines. The election of Ms. Chase increases the number of independent directors on the board to eight.

B&G Foods also established a Board-level corporate social responsibility (CSR) committee, which Ms. Chase will chair. The CSR committee will be responsible for overseeing, among other things, social and public policy issues; diversity and inclusion efforts; environmental and sustainability efforts; philanthropic activities; charitable contributions; and community relations. Current directors Robert D. Mills and David L. Wenner have also been appointed to the CSR committee. In addition to the CSR committee, Ms. Chase has also been appointed to the nominating and governance committee.

Ms. Chase will receive compensation as a non-employee director in accordance with our company’s non-employee director compensation practices described under the heading “Director Compensation” in our annual meeting proxy statement we filed with the Securities and Exchange Commission on March 26, 2020. The initial annual board cash fee, equity award and annual committee fees to be received by Ms. Chase will be pro-rated.

A copy of the press release we issued announcing the election of Ms. Chase to the board of directors is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 15, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: July 15, 2020	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary